UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 31, 2016
Rose Rock Midstream, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35365	45-2934823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Warren Place
6120 S. Yale Avenue, Suite 700
Tulsa, Oklahoma 74136-4216
(Address of principal executive offices)

(918) 524-7700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On March 31, 2016, Rose Rock Midstream Holdings, LLC, the sole member of Rose Rock Midstream GP, LLC (“General Partner”), general partner of Rose Rock Midstream, L.P. (“Partnership”), appointed Ronald A. Ballschmiede to serve as a director of the Board of Directors of the General Partner (the “Board”), effective April 1, 2016, until his successor is duly elected or chosen and qualifies, unless he sooner dies, resigns or is removed. The Board appointed Mr. Ballschmiede to the Audit Committee of the Board. Mr. Ballschmiede replaces Mr. Mark E. Monroe on the Board and the Audit Committee. As previously reported, Mr. Monroe resigned from the Board effective April 1, 2016.

Mr. Ballschmiede, as a non-employee director of the General Partner, will receive the same compensation provided to all non-employee members of the General Partner’s Board. The current compensation program of non-employee directors of the General Partner is described in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the U.S. Securities and Exchange Commission on February 26, 2016, under the caption “Compensation of Directors.”

Item 7.01        Regulation FD Disclosure.

On March 31, 2016, the Partnership issued a press release announcing the appointment of Mr. Ballschmiede as a director of the General Partner. A copy of the press release is being furnished and is attached as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2 of Form 8-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the press release shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and such exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

The following exhibit is furnished herewith.

Exhibit No.                        Description

99.1                    Press release of the Partnership dated March 31, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSE ROCK MIDSTREAM, L.P.

By:     Rose Rock Midstream GP, LLC
its general partner

Date: April 5, 2016
By: /s/ William H. Gault
William H. Gault
Corporate Secretary

EXHIBIT INDEX
The following exhibit is furnished herewith.

Exhibit No.	Description
99.1	Press Release of the Partnership dated March 31, 2016.